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                                                                  EXHIBIT 10.89
                             SANTA FE GAMING CORPORATION
                                SAHARA LAS VEGAS CORP.

                                   FIRST AMENDMENT
                            TO SECOND AMENDED AND RESTATED
                               NOTE PURCHASE AGREEMENT


          This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (this "AMENDMENT") is dated as of June 18, 1999 and entered into by and among Santa Fe Gaming Corporation, a Nevada corporation ("SGC"), Sahara Las Vegas Corp., a Nevada corporation ("COMPANY"), SunAmerica Life Insurance Company, an Arizona life insurance company ("SUNAMERICA"), Anchor National Life Insurance Company, an Arizona life insurance company ("Anchor"), and SunAmerica, as Collateral Agent, and, for purposes of Sections 4 and 5 hereof, SGC and the other Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Second Amended and Restated Note Purchase Agreement dated as of November 25, 1997 (as amended, the "NOTE PURCHASE AGREEMENT"), by and among SGC, Company, SunAmerica and Anchor. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Note Purchase Agreement.

                                       RECITALS

          WHEREAS, certain Events of Default under Section 7.6 and 7.7 of the Note Purchase Agreement have occurred and are continuing with respect to Pioneer Finance and Pioneer Hotel, Inc. ("Pioneer Hotel"), including but not limited to the Events of Default occurring as a result of the petitions for relief filed under Chapter 11 of the Bankruptcy Code by Pioneer Finance and Pioneer Hotel on February 23, 1999 and April 12, 1999, respectively (such Events of Default, the "Pioneer Bankruptcy Defaults");

          WHEREAS, SGC and the Company desire to provide under the Note Purchase Agreement that the Pioneer Bankruptcy Defaults have not resulted in the automatic acceleration of the Notes under Section 7 of the Note Purchase Agreement as provided herein;

          WHEREAS, SGC and the Company desire to provide for the payment of interest due on the Notes on June 20, 1999 as provided herein;

          WHEREAS, SGC, the Company and the other Credit Support Parties acknowledge that the Pioneer Bankruptcy Defaults and other Potential Events of Default and other Events of Default have occurred and are continuing under the Note Purchase Agreement and the other Basic Documents and that nothing in this Amendment or otherwise shall constitute a release, forbearance or other waiver by SunAmerica or any of its successors and assigns of any right or remedy it may have, including, without limitation, any right or remedy SunAmerica may

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have under any Basic Document or otherwise as a result of any Events of
Default or Potential Events of Default.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          SECTION 1  AMENDMENTS TO THE NOTE PURCHASE AGREEMENT

          1.1   AMENDMENT TO SECTION 1.1:  DEFINITIONS AND CONSTRUCTION

          A. Subsection 1.1 of the Note Purchase Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "'FIRST AMENDMENT' means that certain First Amendment to Second Amended and Restated Note Purchase Agreement dated as of June 18, 1999 among SGC, the Company and SunAmerica and, for purposes of Sections 4 and 5 thereof, the other Credit Support Parties."

          "'FIRST AMENDMENT EFFECTIVE DATE' has the meaning assigned to that term in the First Amendment."

          1.2   MODIFICATION TO SECTION 2.4

          SGC, Company and SunAmerica and Anchor, as Holders of all of the Notes, agree that the Company may satisfy its obligation to pay interest on the Notes due on June 20, 1999 (the "June Payment Date") by paying to SunAmerica all cash and cash equivalents in the Collateral Account and the Cash Collateral Account on or prior to June 29, 1999, which payment shall not be less than $1,825,000 (such amount, the "Cash Interest Payment"), it being understood and agreed (i) that the cash payment shall first be applied to pay interest in the amount of $1,803,750 accrued at the rate of 9.75% per annum on the Tranche A Notes as provided under the Note Purchase Agreement on a ratable basis and then applied to pay interest in part in the amount of not less than $21,250 accrued and due as of June 20, 1999 at the rate of 13.25% per annum on the Tranche B Notes as provided under the Note Purchase Agreement on a ratable basis and (ii) that all amounts of interest otherwise due on the Notes on the June Payment Date that are not satisfied by the Cash Interest Payment, including all amounts accruing under both the Tranche A Notes and the Tranche B Notes pursuant to Section 2.4C as a result of the occurrence and continuance of Events of Default (all such amounts, the "Deferred Amount"), shall be compounded as of the June Payment Date, shall continue to accrue interest and be compounded as provided in the applicable Note and Note Purchase Agreement, shall continue to be outstanding and evidenced by the applicable Note for all purposes and shall be due and payable on December 15, 1999 or such earlier date as the principal of the applicable Note is or becomes due and payable in accordance with the Note Purchase Agreement and the other Basic Documents.

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          SunAmerica and Anchor, as Holders of all of the Notes, hereby waive any Potential Event of Default or Event of Default as a result of the failure of the Company to pay the Deferred Amount in cash on the interest payment date scheduled on June 20, 1999.

          1.3   AMENDMENTS AND MODIFICATIONS TO SECTION 7

          Section 7 of the Note Purchase Agreement is hereby amended by amending and restating clause (i) of the first sentence of the first paragraph following Section 7.14 as follows:

     "(i) upon the occurrence of any Event of Default with respect to Company described in subsection 7.6 or 7.7, each of the unpaid principal amount of and accrued interest on the Notes (to the full extent permitted by applicable law) and all other Obligations shall automatically become immediately due and payable; without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by SGC and Company"

          SGC, the Company and SunAmerica and Anchor, as Holders of all of the Notes, agree that the acceleration of the Notes prior to the First Amendment Effective Date as a result of the Pioneer Bankruptcy Defaults pursuant to clause (i) of the first sentence of the first paragraph following
Section 7.14 is rescinded, it being understood and agreed that the Holders have the continuing right to accelerate the Notes as a result of any Pioneer Bankruptcy Default or any other Event of Default pursuant to the first sentence of the first paragraph following Section 7.14 of the Note Purchase Agreement (as amended by this First Amendment) or as otherwise provided in any Basic Document.

          1.4   CERTAIN AGREEMENT UNDER SECTION 7

          In consideration of, among other things, Holders' agreement to enter into the First Agreement, to the extent permitted by applicable law, Company agrees that if a petition is filed by or against it commencing a case under the Bankruptcy Code or if Company is the subject of any insolvency, bankruptcy, receivership, readjustment of debt, dissolution, reorganization, liquidation or similar proceeding, under state or federal law, voluntary or involuntary, Collateral Agent on behalf of the Holders will be immediately and absolutely entitled to, and Company hereby consents to, the following relief, singly, alternatively or cumulatively, and Company will not object to, contest or oppose any motion, application, complaint or other proceeding by Collateral Agent to obtain such relief, and Company will take all actions necessary to enable Collateral Agent to obtain such relief, including: (a) Collateral Agent shall be entitled to the immediate termination of the automatic stay imposed by
Section 362 of the Bankruptcy Code so as to enable it to exercise all of its rights and remedies under the Note Purchase Agreement and the other Basic Documents or applicable law; (b) Collateral Agent shall be entitled to the immediate dismissal of such case pursuant to Section 305(a)(1) of the Bankruptcy Code (with attorney's fees and other costs), and Company agrees that such dismissal will be in the interests of creditors and itself; and (c) Collateral Agent shall be entitled to the immediate dismissal of such case under Section 1112(b) of the Bankruptcy Code for cause, and Company agrees that the filing of such case by it shall per se be deemed to have been commenced in bad faith and solely for the improper purpose

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of impeding once again the exercise of Collateral Agent's rights and remedies with attendant unnecessary delay and needless cost.

          SECTION 2  LIMITATION OF AMENDMENT

          Without limiting the generality of the provisions of subsection 9.1 of the Credit Agreement, the amendment set forth above shall be limited precisely by its terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

          (a) constitute a waiver or modification of any other term, provision or condition of the Note Purchase Agreement or any other instrument or agreement referred to therein; or

          (b) prejudice any right or remedy that the Collateral Agent or any Holder may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Note Purchase Agreement, any Basic Documents or any other instrument or agreement referred to therein.

          Except as expressly set forth herein, the terms, provisions and conditions of the Note Purchase Agreement and the other Basic Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

          SECTION 3   CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT

          Section 1 of this Amendment shall become effective upon the execution of this Amendment by SGC, the Company, the other Credit Parties, SunAmerica and Anchor and the delivery of the following to SunAmerica and Anchor (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

          1. Resolutions of each Credit Party's Board of Directors or the executive committee thereof approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

          2. Signature and incumbency certificates of each Credit Party's officers executing this Amendment.

          SECTION 4  REPRESENTATIONS AND WARRANTIES

          In order to induce SunAmerica and Anchor to enter into this Amendment and to amend the Note Purchase Agreement in the manner provided herein, each of SGC and the

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Company represents and warrants to SunAmerica and Anchor that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Note Purchase Agreement, as amended by this Amendment (the "AMENDED AGREEMENT").

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of each Credit Party.

          C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and other Basic Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Party, the Certificate or Articles of Incorporation or Bylaws of any Credit Party or any order, judgment or decree of any court or other agency of government binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Credit Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than Liens created under any of the Basic Documents in favor of the Collateral Agent and the Holders), or (iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of any Credit Party.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Basic Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. BINDING OBLIGATION. This Amendment, the Amended Agreement and the other Basic Documents have been duly executed and delivered by each Credit Party and are the legally valid and binding obligations of each Credit Party enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. ABSENCE OF DEFAULT. No event will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          SECTION 5  ACKNOWLEDGEMENT AND CONSENT

          SGC is a party to the Note Purchase Agreement and certain other Basic Documents, including the Amended Agreement and SGC Guaranty, pursuant to which, among

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other things, SGC has guarantied the Obligations of the Company.  Sahara
Resorts is a party to the Sahara Resorts Guaranty and the Sahara Resorts Pledge Agreement, pursuant to which, among other things, Sahara Resorts has
(i) guarantied the Obligations and (ii) created Liens in favor of SunAmerica on certain Collateral to secure the obligations of Sahara Resorts under the Basic Documents to which Sahara Resorts is party. Casino Properties is a party to the Casino Properties Guaranty and the Casino Properties Pledge Agreement, pursuant to which, among other things, Casino Properties has (i) guarantied the Obligations and (ii) created Liens in favor of SunAmerica on certain Collateral to secure the obligations of Casino Properties under the Basic Documents to which Casino Properties is party. Hacienda Hawaiian is party to the Hacienda Hawaiian Guaranty and the Hacienda Hawaiian Pledge Agreement, pursuant to which, among other things, Hacienda Hawaiian has (i) guarantied the Obligations and (ii) created Liens in favor of SunAmerica on certain Collateral to secure the obligations of Hacienda Hawaiian under the Basic Documents to which Hacienda Hawaiian is party. SGC, Sahara Resorts, Casino Properties sand Hacienda Hawaiian are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranties, the Sahara Resorts Pledge Agreement, the Casino Properties Pledge Agreement and Hacienda Hawaiian Pledge Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Note Purchase Agreement, this Amendment and the other Basic Documents and consents to the amendments and modifications of the Note Purchase Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guaranteed Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guaranteed Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any other Basic Document or agreement. Each Credit Support Party represents and warrants that all representations and warranties with respect to such Credit Support Parties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than SGC) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit

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Support Party is not required by the terms of the Note Purchase Agreement or any other Basic Document to consent to the amendments to the Note Purchase Agreement effected pursuant to this Amendment and (ii) nothing in the Note Purchase Agreement, this Amendment or any other Note Purchase Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Note Purchase Agreement.

          SECTION 6  RELEASE

          Company and each Credit Support Party, its successors-in-title, legal representatives, assignees and heirs, as applicable, and, to the extent the same is claimed by right of, through or under Company or any such Credit Support Party, its past, present and future employees, agents, representatives, officers, directors, shareholders, parents, subsidiaries, affiliates and trustees, and each of them (the "Releasing Parties") does hereby forever remise, release and discharge the Collateral Agent and each Holder, and the Collateral Agent's and each Holder's successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, parents, subsidiaries, affiliates, consultants, experts, advisors, attorneys and other professionals, as well as any and all persons and entities to whom the Collateral Agent or any Holder would be liable if such persons or entities were found to be liable to Company or any Credit Support Party or any of them, and each of them (collectively hereinafter the "Released Parties"), from any and all manner of action and actions, cause and causes of action, claims, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Note Purchase Agreement, this Amendment, the Amended Agreement and the other Basic Documents or any Events of Default or Potential Events of Default, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Amendment or any other Basic Documents, as, among and between any Releasing Party and any Released Party, such claims whether now accrued and whether now known or hereafter discovered, from the beginning of time through the date hereof, and specifically including, without any limitation, any claims of liability asserted or which could have been asserted with respect to, arising out of or in any manner whatsoever connected directly or indirectly with any "lender liability-type" claim (the "Release"). Notwithstanding anything herein to the contrary, this Release will not extend to and will not affect any claims which may be asserted pursuant to events, circumstances, acts or omissions after the date of this Amendment.

          It is a further condition of the consideration hereof and is the intention of the Company and each Credit Support Party in executing this Amendment that the same shall be effective as a bar as to each and every claim, demand and cause of action specified in this Section 6 and, in furtherance of this intention, Company and each Credit Support Party hereby expressly waives any and all rights or benefits conferred by the provisions of any applicable law, including but not limited to SECTION 1542 OF THE CALIFORNIA CIVIL CODE, and expressly consents that this Amendment shall be given full force and effect according to each and all of its express terms and conditions, including those relating to unknown and unsuspected

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claims, demands and causes of actions, if any, as well as those relating to any other claims, demands and causes of actions hereinabove specified.
SECTION 1542 provides:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Company and each Credit Support Party acknowledges that it may hereafter discover claims or facts in addition to or different from those which Company or any Credit Support Party now knows or believes to exist with respect to the subject matter of this Agreement described in this Section 6 and which, if known or suspected at the time of executing this Amendment, may have materially affected this Release. Nevertheless, Company and each Credit Support Party hereby waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Company and each Credit Party acknowledges that it understands the significance and consequence of such release and such specific waiver herein, including such waivers of SECTION 1542.

          The parties agree that the references to Section 1542 of the California Civil Code herein are made in an abundance of caution and no inference may be drawn to that section, or any other aspect of California law, governs this Amendment, the Note Purchase Agreement or any other Basic Document.

          Nothing in this Section 6 or in this Amendment is, is intended to be, or should be construed or constituting a release of any rights or claims that are or may be held by the Released Parties against the Releasing Parties.

          SECTION 7  MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE NOTE PURCHASE AGREEMENT AND THE OTHER BASIC DOCUMENTS.

          (i) On and after the date of this Amendment, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Note Purchase Agreement, and each reference in the other Basic Documents to the "Note Purchase Agreement", "thereunder", "thereof" or words of like import referring to the Note Purchase Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Note Purchase Agreement and the other Note Purchase Documents shall remain in full force and effect and are hereby ratified and confirmed.

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          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of SunAmerica under, the Note Purchase Agreement or any of the other Note Purchase Documents.

          A. FEES AND EXPENSES. SGC and Company acknowledge that all costs, fees and expenses as described in subsection 9.2 of the Note Purchase Agreement incurred by any Holder and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, SunAmerica, Anchor and each of the Credit Support Parties and receipt by Company and SunAmerica, Anchor of written or telephonic notification of such execution and authorization of delivery thereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              SANTA FE GAMING CORPORATION, individually and as a Credit Support Party

                              By: Thomas K. Land
                              Title: Senior Vice President/Chief Financial
                              Officer


                              SAHARA LAS VEGAS CORP.

                              By: Thomas K. Land
                              Title: Senior Vice President/Chief Financial
                              Officer

                              SAHARA RESORTS (for purposes of Sections 4 and 5 only), as a Credit Support Party

                              By: Thomas K. Land
                              Title: Senior Vice President/Chief Financial
                              Officer

                              CASINO PROPERTIES, INC. (for purposes of Sections 4 and 5 only), as a Credit Support Party

                              By: Thomas K. Land
                              Title: Senior Vice President/Chief Financial
                              Officer

                              HACIENDA HAWAIIAN PROPERTIES, INC. (for purposes of Sections 4 and 5 only), as a Credit Support Party

                              By: Thomas K. Land
                              Title: Senior Vice President/Chief Financial
                              Officer

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                              SUNAMERICA LIFE INSURANCE COMPANY, as Holder and
                              as Collateral Agent

                              By: Peter McMillan
                              Title: Authorized Agent

                              ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              By: Peter McMillan
                              Title: Authorized Agent


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